Accounts Payable and Accrued Expenses	12 Months Ended
Aug. 29, 2013
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure
Accounts Payable and Accrued Expenses

As of	2013	2012
Accounts payable	$1,048	$818
Related party payables	374	130
Salaries, wages and benefits	267	290
Customer advances	140	141
Income and other taxes	47	25
Other	239	237
	$2,115	$1,641

As of August 29, 2013 and August 30, 2012, related party payables included $345 million and $130 million, respectively, due to Inotera primarily for the purchase of DRAM products under the Inotera Supply Agreement. As of August 29, 2013, related party payables also included $29 million due to Tera Probe for probe services performed. (See "Equity Method Investments" note.)

As of August 29, 2013 and August 30, 2012, customer advances included $134 million and $139 million, respectively, for amounts received from Intel to be applied to Intel's future purchases under a NAND Flash supply agreement. In addition, as of August 30, 2012, other noncurrent liabilities included $120 million, respectively, from this agreement. (See "Consolidated Variable Interest Entities – IM Flash" note.)

As of August 30, 2012, other accounts payable and accrued expenses included $51 million of liabilities associated with currency hedges executed in connection with the Sponsor Agreement and Rexchip Share Purchase Agreement. As of August 29, 2013 and August 30, 2012, other accounts payable and accrued expenses included $8 million and $14 million, respectively, due to Intel for NAND Flash product design and process development and licensing fees pursuant to cost-sharing agreements. (See "Derivative Financial Instruments" and "Consolidated Variable Interest Entities – IM Flash" notes.)